Rule 497(e)

333-59093; 811-08879

SUN CAPITAL ADVISERS TRUST

SUPPLEMENT DATED JUNE 5, 2006

TO PROSPECTUS DATED MAY 1, 2006

This supplement corrects certain performance information provided for the Pyramis Institutional Large Cap Growth Composite. Appendix A to the Prospectus is replaced in its entirety with the following:

APPENDIX A

Prior Performance Information for Similar Accounts

Managed by Sun Capital Advisers LLC and Pyramis Global Advisors, LLC

The following tables reflect data supplied by Sun Capital Advisers LLC and Pyramis Global Advisors, LLC relating to the performance of all fee paying, fully discretionary portfolios using strategies similar to the funds'. These portfolios have investment objectives, policies and strategies substantially similar, but not necessarily identical, to those of the funds.

Performance of each composite is not that of the corresponding fund, is not a substitute for the corresponding fund's performance and does not predict a fund's performance results, which may differ significantly from the composite's results. The personnel who managed accounts comprising the composite, and who therefore generated, or contributed to, the historical performance shown may differ from the personnel managing the relevant fund.

Sun Capital's composite performance is shown net of actual expenses of the underlying accounts. Pyramis's composite performance is shown net of a model expense equal to the maximum applicable management fee of the underlying accounts. In each case, the projected expenses for the Sun Capital funds are higher than the expenses of the underlying accounts in the composite. Had Sun Capital fund expenses been used, the performance data would have been lower.

Since these composite results were not calculated for mutual funds, they are not based on SEC mutual fund performance standards. Performance calculations based on SEC mutual fund performance standards would have been different. All investment results shown in the tables assume the reinvestment of dividends. Investors should compare the fund performance results for the Sun Capital All Cap Fund and Sun Capital Real Estate Fund set forth under "The Funds' Goals, Strategies and Risks" to the performance data shown in this appendix for the corresponding composite in the same time periods.

The composites include accounts that are not mutual funds. Such accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940, as amended (the "1940 Act") and the Code. If these limitations, requirements and restrictions were applicable to the non-mutual fund accounts in the composites, they may have had an adverse impact on the performance results of the composites. Similarly, the non-mutual fund accounts in the composites generally do not experience the same types of cash inflows and outflows as mutual funds and generally do not hold significant cash for liquidity purposes. There can be no assurance that the continuous offering of a fund's shares and a fund's obligation to redeem its shares will not adversely affect the fund's performance.

The performance data has not been adjusted to reflect any of the charges assessed against insurance company separate accounts or variable life insurance or variable annuity products for which these funds serve as investment vehicles. In each case, the performance data shown would have been lower had these charges been reflected.

Sun Capital Advisers LLC's Prior Performance For Similar Accounts

The following tables reflect the performance of Sun Capital's "Equity Composite" and "Real Estate Composite" strategy. As of December 31, 2005, the Equity Composite strategy consisted of five accounts, having total assets of $468 million representing 53% of equity account assets under management, and the Real Estate Composite strategy consisted of three accounts, having total assets of $287 million representing 93% of real estate account assets under management.

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Sun Capital Equity Composite Performance

(comparison composite for Sun Capital All Cap Fund)

	Average Annual Total Returns
	(for periods ended December 31, 2005)			Since inception (January 1, 1996)
	1 Year	3 Years	5 Years
Equity Composite	(0.28%)	20.96%	7.43%	11.69%
S&P 500 Index*	4.91%	14.39%	0.54%	9.07%
Lipper VA-UF Multi-Cap Value Funds Average*	6.27%	16.81%	5.06%	9.71%

	Year by Year Total Returns
	(for 1-year periods ended December 31)
	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005
Equity Composite	20.36%	26.36%	21.72%	8.29%	5.27%	16.37%	(30.52)%	48.66%	19.40%	(0.28%)
S&P 500 Index*	22.96%	33.36%	28.58%	21.04%	(9.10)%	(11.89)%	(22.10)%	28.68%	10.88%	4.91%
Lipper VA-UF Multi-Cap Value Funds Average*	16.29%	27.90%	6.64%	6.16%	22.70%	7.44%	(18.97)%	31.54%	14.62%	6.27%

Sun Capital Real Estate Composite Performance

(comparison composite for Sun Capital Real Estate Fund)

	Average Annual Total Returns
	(for periods ended December 31, 2005			Since Inception
	1 Year	3 Years	5 Years	(January 1, 1997)
Real Estate Composite	10.32%	26.83%	19.71%	14.79%
Morgan Stanley REIT Index*	12.13%	26.33%	18.71%	12.17%
Lipper VA-UF Real Estate Funds Average*	12.85%	27.47%	18.39%	12.69%

	Year by Year Total Returns
	(for 1-year periods ended December 31)
	1997	1998	1999	2000	2001	2002	2003	2004	2005
Real Estate Composite	17.70%	(7.39)%	(2.70)%	32.69%	13.43%	6.20%	37.38%	34.63%	10.32%
Morgan Stanley REIT Index*	18.58%	(16.90)%	(4.55)%	26.81%	12.83%	3.64%	36.74%	31.49%	12.13%
Lipper VA-UF Real Estate Funds Average*	20.11%	(15.90)%	(2.79)%	27.95%	7.77%	2.66%	36.50%	33.71%	12.85%

*A description of this index is located at the end of this appendix.

Composite performance is computed using an asset-weighted rate of return for each account, weighted for the relative size of each account using beginning of period values. The performance of the Sun Capital Composites reflect the deduction of all actual operating expenses of the underlying accounts in the composite. At December 31, 2005, 98% of the account assets in the Equity Composite and 46% of the account assets in the Real Estate Composite were managed for an affiliate of the adviser. The account fees for these accounts were substantially lower than those the adviser would charge a third party client for the same services. Accordingly, on an asset-weighted basis, the overall expenses reflected in the composite were significantly lower than those of the Sun Capital Funds. Had they been in existence for the same time period as the composite, the Sun Capital All Cap and Real Estate Fund would likely have experienced worse performance during the same time periods because of the significant difference in fees. Sun Capital Advisers LLC has prepared and presented this report in accordance with the Performance Presentation Standards of the Association for Investment Management and Research (AIMR-PPS), the U.S. and Canadian version of the Global Investment Performance Standards (GIPS), retroactively for all periods. The CFA Institute has not been involved with the preparation or review of this report.

The performance data should not be considered an indication of future performance of the Sun Capital All Cap Fund, the Sun Capital Real Estate Fund or Sun Capital Advisers LLC.

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Pyramis Global Advisors, LLC's Prior Performance for Similarly Managed Institutional Accounts.

The following tables reflect the performance of Pyramis Global Advisors' client accounts that have investment objectives and strategies similar to those of the Fund. As of December 31, 2005, the composite data consisted of four accounts, having total assets of $598 million, representing 8.4% of large cap growth assets under management.

Pyramis Institutional Large Cap Growth Composite

(comparison composite for SC FI Large Cap Growth Fund)
	Average Annual Total Returns
	(for periods ended December 31, 2005
	1 Year	3 Years	Since Inception (2/28/01)
Large Cap Growth Composite	12.85%	18.42%	(1.68%)
Russell 1000 Growth Index*	5.26%	13.23%	(1.30%)
Morningstar US VA Fund Large Growth Average*	7.55%	14.78%	N/A
	Year by Year Total Returns
	(for 1-year periods ended December 31)
	2002	2003	2004	2005
Large Cap Growth Composite	(39.00)%	31.33%	12.04%	12.85%
Russell 1000 Growth Index*	(27.88)%	29.75%	6.30%	5.26%
Morningstar US VA Fund Large Growth Average*	(26.98)%	29.71%	8.45%	7.55%

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*A description of this index is located at the end of this appendix.

Important Notes about performance information for the Fund.

The Fund is new and has no historical performance data. The Pyramis composite performance is computed using an asset-weighted rate of return for each account, weighted for the relative size of each account using beginning of period values. The performance of the Pyramis Institutional Large Cap Growth Composite reflects the deduction of the maximum applicable management fee of the underlying accounts in the composite, which is 0.80%. This model fee is less than the estimated operating expenses for either the Initial Class or Service Class shares of the SC FI Large Cap Growth Fund for the fiscal period ending December 31, 2006. If the performance results of the composite were adjusted for the expenses of the SC FI Large Cap Growth Fund, the performance would have been worse.

Pyramis Global Advisors, LLC has prepared and presented this report in accordance with the Performance Presentation Standards of the Association for Investment Management and Research (AIMR-PPS), the U.S. and Canadian version of the Global Investment Performance Standards (GIPS), retroactively for all periods. The CFA Institute has not been involved with the preparation or review of this report.

The performance data should not be considered an indication of future performance of the SC FI Large Cap Growth Fund or Pyramis Global Advisors, LLC.

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Description of Indices for Appendix A

The Lipper Variable Annuity Underlying Multi-Cap Value Funds Average is a composite return of funds that invest primarily in equity securities within a variety of market capitalization ranges without concentrating on 75% of their equity assets in any one market capitalization range over an extended period of time.

The Lipper Variable Annuity Underlying Real Estate Funds Average is a composite return of funds that invest primarily in equity securities of companies engaged in the real estate industry.

The Morningstar US VA Fund Large Growth Average reflects an equal-weighted return which calculates the average of the returns in the US VA Fund Large Growth category. The Morningstar US VA Fund Large Growth category includes large-growth portfolios which invest in big U.S. companies that are projected to grow faster than other large-cap stocks. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large-cap. Growth is defined based on fast growth (high growth rates for earnings, sales, book value, and cash flow) and high valuations (high price ratios and low dividend yields). Most of these portfolios focus on companies in rapidly expanding industries.

The Morgan Stanley REIT Index is a total-return index comprising the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance.

The Russell 1000 Growth Index is an unmanaged, market-cap weighted index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The S&P 500 Index is an unmanaged, weighted index of the stock performance of 500 industrial, transportation, utility and financial companies.